EXHIBIT 23.1
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                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-92296 of PalWeb Corporation for the registration of common stock of our report dated January 9, 2004 with respect to the financial statements of Greystone Plastics, Inc. included in PalWeb Corporation's Amendment to Current Report on Form 8-K dated September 8, 2003, filed with the Securities and Exchange Commission.


                                                   /s/ McGladrey Pullen, LLP
                                                   ---------------------------
                                                   McGladrey Pullen, LLP


Davenport, Iowa
February 16, 2004